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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement File No. 333-47961, as amended, of our report dated January 27, 1998, included in Owens Corning's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.


                                        Arthur Andersen LLP

Toledo, Ohio
April 14, 1998